                                                                    EXHIBIT 99.1


                       Onyx Acceptance Owner Trust 2000-A

                                 RETAIL AUTO ABS

                      $430,000,000 ASSET-BACKED SECURITIES

                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER


                  $72,000,000 Class A-1 [ ]% Asset-Backed Notes

                 $132,000,000 Class A-2 [ ]% Asset-Backed Notes

                 $107,000,000 Class A-3 [ ]% Asset-Backed Notes

                  $93,200,000 Class A-4 [ ]% Asset-Backed Notes

                   $25,800,000 [ ]% Asset-Backed Certificates


                                   Term Sheet

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes or Certificates should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 723-6171.

                       Onyx Acceptance Owner Trust 2000-A

                                 RETAIL AUTO ABS


                      $430,000,000 ASSET-BACKED SECURITIES


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER


                  $72,000,000 Class A-1 [ ]% Asset-Backed Notes

                 $132,000,000 Class A-2 [ ]% Asset-Backed Notes

                 $107,000,000 Class A-3 [ ]% Asset-Backed Notes

                  $93,200,000 Class A-4 [ ]% Asset-Backed Notes

                   $25,800,000 [ ]% Asset-Backed Certificates


                                   Term Sheet

The attached information (the "Term Sheet") is privileged and confidential and is intended for use by the addressee only. The Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressee to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                       Onyx Acceptance Owner Trust 2000-A

                                 RETAIL AUTO ABS

                      $430,000,000 ASSET-BACKED SECURITIES

                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER


                  $72,000,000 Class A-1 [ ]% Asset-Backed Notes

                 $132,000,000 Class A-2 [ ]% Asset-Backed Notes

                 $107,000,000 Class A-3 [ ]% Asset-Backed Notes

                  $93,200,000 Class A-4 [ ]% Asset-Backed Notes

                   $25,800,000 [ ]% Asset-Backed Certificates


                                   Term Sheet

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes or Certificates should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Chase Securities Trading Desk at (212) 834-3720.

                       ONYX ACCEPTANCE OWNER TRUST 2000-A

                               Subject to Revision

                       TERM SHEET DATED FEBRUARY 22, 2000


THE TRUST ............................. Onyx Acceptance Owner Trust 2000-A, a
                                        Delaware business trust, will issue and
                                        sell the securities. The trust will be
                                        established by a trust agreement among
                                        the seller, the owner trustee and the
                                        trust agent.

THE SELLER ............................ Onyx Acceptance Financial Corporation, a
                                        Delaware corporation and a wholly-owned, limited purpose subsidiary of Onyx Acceptance Corporation. The seller's principal executive offices are located at 27051 Towne Centre Drive, Suite 200, Foothill Ranch, California 92610, and its telephone number is (949) 465-3500.

THE SERVICER .......................... Onyx Acceptance Corporation, a Delaware
                                        corporation. The servicer's principal
                                        executive offices are located at 27051
                                        Towne Centre Drive, Suite 100, Foothill
                                        Ranch, California 92610, and its
                                        telephone number is (949) 465-3900.

THE INDENTURE TRUSTEE ................. The Chase Manhattan Bank, as indenture trustee under the indenture.

THE OWNER TRUSTEE ..................... Bankers Trust (Delaware), as owner trustee under the trust agreement.

THE TRUST AGENT ....................... The Chase Manhattan Bank, as agent of the trust and the owner trustee under
                                        the trust agreement.

INSURER ............................... MBIA Insurance Corporation will unconditionally and irrevocably
                                        guarantee the timely payment of interest and the ultimate payment of principal on the securities.

CLOSING DATE .......................... The trust expects to issue the securities on or about February 29,
                                        2000.

THE NOTES ............................. The trust will issue the Class A-1
                                        Notes, the Class A-2 Notes, the Class
                                        A-3 Notes and the Class A-4 Notes, as
                                        described on the cover page, under an
                                        indenture between the trust and the
                                        indenture trustee. The notes will be
                                        non- recourse obligations of the trust
                                        and will be secured by the trust
                                        property described herein.

THE CERTIFICATES ...................... The trust will issue the certificates, as described on the cover page, under
                                        the trust


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

                                        agreement. The certificates will
                                        represent undivided beneficial ownership interests in the trust.

THE RESIDUAL INTERESTS ................ The trust will issue certificates representing the residual interests in
                                        the trust. The residual interests are
                                        not offered for sale.

TRUST PROPERTY ........................ The trust's assets will include:

                                        o  a pool of fixed rate motor vehicle
                                           retail installment sales contracts
                                           and installment loan agreements, each
                                           of which was purchased from the
                                           seller and each of which is secured
                                           by a new or used automobile,
                                           light-duty truck or van;

                                        o  documents relating to the contracts;

                                        o  monies received with respect to the
                                           contracts on or after the cut-off
                                           date applicable to such contracts;

                                        o  security interests in the financed
                                           vehicles and the rights to receive
                                           proceeds from claims under insurance
                                           policies covering the financed
                                           vehicles or the individual obligors
                                           under each related contract;

                                        o  all amounts on deposit in specified
                                           accounts, excluding any investment
                                           income credited to the collection
                                           account which will be paid to the
                                           servicer;

                                        o  the right of the seller to cause Onyx
                                           to repurchase contracts under
                                           specified circumstances; and

                                        o  all proceeds of the foregoing.

                                        Under the indenture, the trust will
                                        grant a security interest in the trust
                                        property, excluding the certificate
                                        distribution account, in favor of the
                                        indenture trustee, on behalf of the
                                        noteholders, and for the benefit of MBIA
                                        Insurance Corporation in support of the
                                        obligations owing to MBIA under the
                                        insurance agreement.

THE CONTRACTS ......................... The trust's main source of funds for making payments on the securities will
                                        be collections on a pool of fixed rate
                                        motor vehicle retail installment sales
                                        contracts and installment loan
                                        agreements. The trust will acquire
                                        initial contracts with a total principal balance of $338,222,112.16 as of
                                        February 1, 2000, the cut-off date for
                                        these initial contracts.

                                        The trust will acquire additional
                                        contracts that have been or will be
                                        originated or purchased after the
                                        cut-off date for the initial contracts
                                        but before February 22, 2000, the
                                        cut-off date for these additional
                                        contracts. The total principal balance
                                        of the initial contracts as of February
                                        1, 2000 and the additional contracts as
                                        of February 22, 2000 will be
                                        approximately $ 430,000,000.

                                        The trust will acquire the contracts
                                        from the seller under a sale and
                                        servicing agreement dated as of February
                                        1, 2000.


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

CHARACTERISTICS OF THE CONTRACTS ...... The initial contracts had the following characteristics as of February 1, 2000:

                                        WEIGHTED AVERAGE ANNUAL PERCENTAGE RATE:

                                             14.89%

                                        WEIGHTED AVERAGE REMAINING TERM:

                                             56.39 months

                                        CONTRACTS THAT ALLOCATE INTEREST AND
                                        PRINCIPAL BY THE RULE OF 78'S METHOD OR
                                        THE ACTUARIAL METHOD:

                                             7.62% of the aggregate principal
                                             balance of the initial contracts

                                        CONTRACTS THAT ALLOCATE INTEREST AND
                                        PRINCIPAL BY THE SIMPLE INTEREST METHOD:

                                             92.38% of the aggregate principal
                                             balance of the initial contracts

                                        CONTRACTS SECURED BY NEW VEHICLES:

                                             16.35% of the aggregate principal
                                             balance of the initial contracts

                                        CONTRACTS SECURED BY USED VEHICLES:

                                             83.65% of the aggregate principal
                                             balance of the initial contracts

                                        CONTRACTS ORIGINATED IN CALIFORNIA:

                                             26.42% of the aggregate principal
                                             balance of the initial contracts

                                             As of February 1, 2000, the
                                             aggregate principal balance of the
                                             initial contracts originated in any
                                             single state other than California
                                             did not exceed 8.87% of the
                                             aggregate principal balance of the
                                             initial contracts as of that date.

                                        None of the contracts has or will have a scheduled maturity date later than March 15, 2006.

                                        Although the financial and other data
                                        for the additional contracts that the
                                        trust will acquire after February 1,
                                        2000 will differ somewhat from the
                                        descriptions of the initial contracts
                                        set forth above, the characteristics of
                                        the contracts as a whole will not vary
                                        materially from the characteristics of
                                        the initial contracts.

DISTRIBUTION DATES .................... Interest and principal on the securities will be payable on the 15th day of each
                                        month. If the 15th day of a month is not a business day, then the payment for that month will be made on the next succeeding business day. The first payment will be due on March 15, 2000.

                                        A business day is a day other than a
                                        Saturday, Sunday or any other day on
                                        which commercial banks located in
                                        California or New York are authorized or required to be closed.

TERMS OF THE NOTES .................... INTEREST RATES:

                                        The trust will pay interest on each
                                        class of notes at its respective per
                                        annum interest rate.

                                        Interest on the notes will accrue during the period from and including the prior distribution date (or, in the case of the first distribution date, from and including the closing date) to but excluding the applicable distribution date). Interest on the notes will be
                                        calculated on the basis of a 360-day
                                        year of twelve 30-day months, with the
                                        exception of


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                                        the Class A-1 Notes, with respect to
                                        which interest will be calculated on the basis of a 360-day year and the actual number of days in the related accrual period.

                                        PRINCIPAL:

                                        The trust will make payments of
                                        principal on the notes monthly, on each
                                        distribution date, in an amount
                                        generally equal to the Note Principal
                                        Distributable Amount for that
                                        distribution date. No principal payments will be made on the Class A-2 Notes until the Class A-1 Notes have been paid in full; no principal payments will be made on the Class A-3 Notes until the Class A-2 Notes have been paid in full; and no principal payments will be made on the Class A-4 Notes until the Class A-3 Notes have been paid in full.

                                        The trust must pay the outstanding
                                        principal amount of each class of notes, to the extent not previously paid, by the final scheduled distribution date for that class of notes, which occurs in the following months:

                                        Class A-1 Notes - March, 2001
                                        Class A-2 Notes - October, 2002
                                        Class A-3 Notes - December, 2003
                                        Class A-4 Notes - December, 2004

                                        We expect that the outstanding principal balance of each class of notes will be paid in full earlier, and could be paid significantly earlier, than the final scheduled distribution date for that class, depending on a variety of factors.

                                        "ACCELERATED PRINCIPAL COMMENCEMENT
                                        DATE" means the first distribution date
                                        on which:

                                        o  the aggregate outstanding principal
                                           balance of the contracts on that
                                           distribution date is equal to or less
                                           than 15% of the Original Pool
                                           Balance; and

                                        o  the Spread Account Maximum, after
                                           giving effect to any deposit to and
                                           any distribution from the spread
                                           account on that distribution date,
                                           has been reached.

                                        "ACCELERATED PRINCIPAL DISTRIBUTABLE
                                        AMOUNT" means, with respect to any
                                        distribution date occurring on or after
                                        the Accelerated Principal Commencement
                                        Date, the amount which would remain on
                                        deposit in the payment account for that
                                        distribution date after giving effect to distributions of principal and interest on the securities, fees to various parties and reimbursement to the insurer of any amounts owing the insurer, without regard to the inclusion of that amount as part of the Note Principal Distributable Amount. The Accelerated Principal Distributable Amount shall be included in the Note Principal Distributable Amount until all of the notes have been paid in full, and shall not be included in the Certificate Principal Distributable Amount at any time.

                                        "COLLECTION PERIOD" with respect to a
                                        distribution date will be the calendar
                                        month preceding the month in which that
                                        distribution date occurs; provided, that with respect to Liquidated Contracts, the Collection Period will be the period from, but excluding, the sixth business day preceding the immediately preceding distribution date to and including the sixth business day preceding that distribution date. With respect to the first distribution date, the Collection Period for Liquidated Contracts will be the period from and including the related cut-off date to and including the sixth business day preceding the first distribution date.

                                        "CRAM DOWN LOSS" means, with respect to
                                        a contract, if a court of appropriate
                                        jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on the contract or otherwise modifying or restructuring the scheduled payments to be made on the contract, an amount equal to:

                                        o  the excess of the Principal Balance
                                           of the contract immediately prior to
                                           the order over the Principal Balance
                                           of the contract as so reduced; and/or

                                        o  if the court shall have issued an
                                           order reducing the effective rate of
                                           interest on the contract, the excess
                                           of the Principal Balance of the
                                           contract immediately prior to the
                                           order over the net present value,
                                           using as the discount rate the higher
                                           of the annual percentage rate on the
                                           contract or the rate of interest, if
                                           any, specified by the court in the
                                           order, of the scheduled payments as
                                           so modified or restructured.

                                        A Cram Down Loss shall be deemed to have occurred on the date of issuance of the order.

                                        "DEFAULTED CONTRACT" with respect to any Collection Period is a contract:

                                        o  which is, at the end of that
                                           Collection Period, delinquent in the
                                           amount of at least two monthly
                                           installments of principal and
                                           interest; or

                                        o  with respect to which the related
                                           financed vehicle has been repossessed
                                           or repossession efforts with respect
                                           to the related financed vehicle have
                                           been commenced.


                                        "LIQUIDATED CONTRACT" means a contract
                                        that:

                                        o  is the subject of a full prepayment;

                                        o  is a Defaulted Contract with respect
                                           to which liquidation proceeds
                                           constituting, in the servicer's
                                           reasonable judgment, the final
                                           amounts recoverable have been
                                           received and deposited in the
                                           collection account;

                                        o  is paid in full on or after its
                                           maturity date; or

                                        o  has been a Defaulted Contract for
                                           four or more Collection Periods and
                                           as to which liquidation proceeds have
                                           not been deposited in the Collection
                                           Account;

                                        provided, however, that in any event a
                                        contract that is delinquent in the
                                        amount of five monthly installments of
                                        principal and interest at the end of a
                                        Collection Period shall be deemed to be
                                        a Liquidated Contract and shall be
                                        deemed to have a balance of zero.

                                        "NOTE PERCENTAGE" means:

                                        o  for each distribution date prior to
                                           the distribution date on which the
                                           principal amount of the Class A-4
                                           Notes is reduced to zero, 100%;

                                        o  on the distribution date on which the
                                           principal amount of the Class A-4
                                           Notes is reduced to zero -

                                           o  100% until the principal amount of
                                              the Class A-4 Notes has been
                                              reduced to zero; and


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

                                           o  with respect to any remaining
                                              portion of the Regular Principal
                                              Distributable Amount, 0%; and

                                        o  for each distribution date after the
                                           principal amount of the Class A-4
                                           Notes has been reduced to zero, 0%.

                                        "NOTE PRINCIPAL CARRYOVER SHORTFALL"
                                        means, as of the close of any
                                        distribution date, the excess of the
                                        Note Principal Distributable Amount for
                                        that distribution date over the amount
                                        in respect of principal that is actually deposited in the note distribution account on that distribution date.

                                        "NOTE PRINCIPAL DISTRIBUTABLE AMOUNT"
                                        means, with respect to any distribution
                                        date, the sum of:

                                        o  the Note Percentage of the Regular
                                           Principal Distributable Amount for
                                           that Distribution Date;

                                        o  the Accelerated Principal
                                           Distributable Amount, if any, for
                                           that distribution date; and

                                        o  any outstanding Note Principal
                                           Carryover Shortfall for the
                                           immediately preceding distribution
                                           date;

                                        provided, however, that the Note
                                        Principal Distributable Amount shall not exceed the aggregate outstanding principal amount of the notes. Notwithstanding the foregoing, the Note Principal Distributable Amount on the final scheduled distribution date for each class of notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of the related class of notes to zero.

                                        "PRINCIPAL BALANCE" means, with respect
                                        to a contract, as of any date, the
                                        Amount Financed under the terms of the
                                        contract minus:

                                        o  that portion of monthly installments
                                           of principal and interest in respect
                                           of that contract received on or prior
                                           to the end of the most recently ended
                                           Collection Period and allocable to
                                           principal as determined by the
                                           servicer; and

                                        o  any Cram Down Loss incurred in
                                           respect of the contract on or prior
                                           to the end of the most recently ended
                                           Collection Period.

                                        "PURCHASED CONTRACT" means a contract
                                        that:

                                        o  has been purchased by Onyx or the
                                           seller because of certain material
                                           defects in documents related to the
                                           contract or certain breaches of
                                           representations and warranties
                                           regarding the contract made by the
                                           seller in the sale and servicing
                                           agreement that materially and
                                           adversely affect the interests of the
                                           securityholders or the insurer;

                                        o  has been purchased by the servicer
                                           because of certain breaches of
                                           servicing covenants; or

                                        o  has been purchased by the servicer at
                                           its option after the aggregate
                                           outstanding principal balance of the
                                           contracts has declined to less than
                                           10% of the Original Pool Balance.

                                        "REGULAR PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any distribution date, the amount equal to the sum of the following

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

                                        amounts with respect to the related
                                        Collection Period:

                                        o  collections received on contracts,
                                           other than Liquidated Contracts and
                                           Purchased Contracts, allocable to
                                           principal as determined by the
                                           servicer, including full and partial
                                           principal prepayments, other than
                                           partial prepayments on rule of 78's
                                           and actuarial contracts, representing
                                           amounts not due in that Collection
                                           Period, which will be deposited into
                                           the payahead account;

                                        o  the Principal Balance of all
                                           contracts, other than Purchased
                                           Contracts, that became Liquidated
                                           Contracts during the related
                                           Collection Period;

                                        o  the Principal Balance as of the date
                                           of purchase of all contracts that
                                           became Purchased Contracts as of the
                                           immediately preceding record date;
                                           and

                                        o  the aggregate amount of Cram Down
                                           Losses incurred during the related
                                           Collection Period.

                                        MANDATORY PARTIAL REDEMPTION

                                        We will partially redeem the Class A-1
                                        Notes on the first distribution date to
                                        the extent, if any, that the proceeds
                                        from the sale of the securities exceeds
                                        the aggregate Principal Balance of all
                                        of the contracts as of their applicable
                                        cut-off date.

TERMS OF THE CERTIFICATES ............. INTEREST RATE:

                                        The trust will pay interest on the
                                        certificates at its per annum interest
                                        rate. Interest on the certificates will
                                        be calculated on the basis of a 360-day
                                        year of twelve 30-day months.

                                        Interest on the certificates will accrue monthly and will be payable to certificateholders on each distribution date. Distributions of interest on the certificates will be subordinated to payments of interest on the notes on each distribution date. On the final scheduled distribution date for a class of notes, interest on the certificates will be subordinated to payments of principal then due on that class of notes.

                                        PRINCIPAL:

                                        We will not pay principal on the
                                        certificates until all of the notes have been paid in full. On the distribution date that the notes are paid in full, and on each succeeding distribution date, the trust will make payments of principal on the certificates in an amount equal to the Certificate Principal Distributable Amount for that distribution date.

                                        "CERTIFICATE PRINCIPAL DISTRIBUTABLE
                                        AMOUNT" means, with respect to any
                                        distribution date, the sum of:

                                        o  the Certificate Percentage of the
                                           Regular Principal Distributable
                                           Amount for that distribution date;
                                           and

                                        o  any outstanding Certificate Principal
                                           Carryover Shortfall for the
                                           immediately preceding distribution
                                           date;

                                        provided, however, that the Certificate
                                        Principal Distributable Amount shall not exceed the outstanding principal balance of the certificates. Notwithstanding the foregoing, the Certificate Principal Distributable Amount on the final scheduled


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

                                        distribution date for the certificates
                                        shall not be less than the amount that
                                        is necessary to reduce the outstanding
                                        principal amount of the certificates to
                                        zero.

                                        "CERTIFICATE PERCENTAGE" means:

                                        o  for each distribution date prior to
                                           the distribution date on which the
                                           principal amount of the Class A-4
                                           Notes is reduced to zero, 0%;

                                        o  on the distribution date on which the
                                           principal amount of the Class A-4
                                           Notes is reduced to zero -

                                           o  0% until the principal amount of
                                              the Class A-4 Notes has been
                                              reduced to zero; and

                                           o  with respect to any remaining
                                              portion of the Regular Principal
                                              Distributable Amount, 100%; and

                                           o  for each distribution date after
                                              the distribution date on which the
                                              principal amount of the Class A-4
                                              Notes is reduced to zero, 100%.

                                        "CERTIFICATE PRINCIPAL CARRYOVER
                                        SHORTFALL" means, as of the close of any distribution date, the excess of the Certificate Principal Distributable
                                        Amount for that distribution date over
                                        the amount in respect of principal that
                                        is actually deposited in the certificate distribution account on that distribution date.

                                        The trust must pay the outstanding
                                        principal amount of the certificates, to the extent not previously paid, by the final scheduled distribution date for the certificates, occurring in September 2006. We expect that the outstanding principal balance of the certificates will be paid in full earlier, and could be paid significantly earlier, than the final scheduled distribution date for the certificates, depending on a variety of factors.

OPTIONAL PURCHASE ..................... The servicer may, but is not obligated to, purchase the contracts on any
                                        distribution date on which the principal balance of the contracts has declined to 10% or less of the aggregate original principal balance of the contracts as of their applicable cut-off dates. If the servicer exercises this purchase option, all of the notes then outstanding will be redeemed, and all of the certificates then outstanding will be prepaid.

THE SPREAD ACCOUNT .................... The indenture trustee will establish a segregated trust account, entitled
                                        "Spread Account - OT 2000-A, The Chase
                                        Manhattan Bank, Indenture Trustee", for
                                        the benefit of the securityholders and
                                        the insurer. The spread account will be
                                        an asset of the trust. The
                                        securityholders will be afforded limited protection against losses on the contracts by the establishment of the spread account.

                                        On each distribution date, the indenture trustee will deposit funds in the spread account up to a maximum amount calculated as the parties to the insurance agreement and the rating agencies may agree. On each distribution date, funds will be withdrawn from the spread account to cover any shortfalls in amounts available to pay:

                                        o  the servicing fee and applicable fees
                                           of the indenture trustee, the owner
                                           trustee and the trust agent; and

                                        o  interest and principal on the
                                           securities.

                                        If the amount on deposit in the spread
                                        account on any distribution date, after
                                        giving effect to all deposits thereto
                                        and withdrawals therefrom on that
                                        distribution date, is greater than the
                                        agreed upon maximum amount, the
                                        indenture trustee will distribute any
                                        excess first, to the insurer, to the
                                        extent of any amounts owing to the
                                        insurer under the insurance agreement,
                                        and then to the holders of the residual
                                        interests in the trust. Upon such
                                        distributions to the insurer or the
                                        holders of the residual interests, the
                                        securityholders will have no further
                                        rights in, or claims to, such amounts.

THE INSURANCE POLICY .................. On the closing date, MBIA will issue an insurance policy, under the terms of an
                                        insurance agreement, in favor of the
                                        indenture trustee, for the benefit of
                                        the securityholders.

                                        Under the policy, MBIA will irrevocably
                                        and unconditionally guarantee timely
                                        payment of interest and ultimate payment of principal due on the notes and the certificates. MBIA's obligations under the policy will be discharged to the extent that amounts due under the policy are received by the indenture trustee, whether or not the amounts are properly applied by the indenture trustee.

SERVICING FEE ......................... The servicer will be responsible for managing, administering, servicing, and
                                        collecting on the contracts. As
                                        compensation for its services, the
                                        servicer will receive a monthly fee
                                        equal to the product of one-twelfth of
                                        1% per annum multiplied by the pool
                                        balance as of the end of the immediately preceding Collection Period. As additional compensation, the servicer will be entitled to any late fees and other administrative fees and expenses or similar charges collected with respect to the contracts. The servicer will also receive as servicing compensation:

                                        o  net investment earnings on funds
                                           credited to the collection account
                                           and the payahead account; and

                                        o  with respect to each rule of 78's
                                           contract that is prepaid in full
                                           prior to its maturity date, the
                                           amount, if any, by which the
                                           outstanding principal balance of such
                                           rule of 78's contract exceeds the
                                           principal balance of such contract at
                                           the time of such prepayment (provided
                                           that each amount payable to the
                                           servicer under this clause will be
                                           deposited in the spread account and
                                           applied in accordance with the
                                           insurance agreement).

FEDERAL INCOME TAX STATUS ............. In the opinion of Andrews & Kurth
                                        L.L.P., for federal income tax purposes, the notes will be characterized as debt, and the trust will not be characterized as an association or a publicly traded partnership taxable as a corporation.

ERISA CONSIDERATIONS .................. Subject to certain considerations, the notes are eligible for purchase by
                                        employee benefit plans that are subject
                                        to ERISA. However, neither an employee
                                        benefit plan subject to ERISA or Section
                                        4975 of the tax code nor an
                                        individual retirement account is
                                        eligible to purchase the certificates.

LEGAL INVESTMENT ...................... The Class A-1 Notes will be eligible securities for purchase by money market
                                        funds under Rule 2a-7 under the
                                        Investment Company Act of 1940, as
                                        amended.

RATING ................................ At the closing date, Standard & Poor's
                                        Ratings Services, a division of The
                                        McGraw- Hill Companies, Inc., and
                                        Moody's Investors Service, Inc. will
                                        rate the notes and the certificates in
                                        the highest rating category available
                                        for the securities. The ratings of the
                                        notes and the certificates will be based substantially on the issuance of the policy by MBIA.

REGISTRATION OF THE SECURITIES ........ Initially, the securities will be in the form of one or more certificates
                                        registered in the name of Cede & Co., as the nominee of The Depository Trust Company. If you acquire an interest in the notes or the certificates through DTC, you will not be entitled to receive a definitive security, except in the event that definitive securities are issued in limited circumstances.

                                  THE CONTRACTS

         Set forth below is data concerning the initial contracts as of February 1, 2000 which had an aggregate principal balance as of February 1, 2000 of $338,222,112.16. Data concerning all of the contracts (including the initial contracts and the additional contracts) will be available to purchasers of the securities at or before the initial delivery of the securities and will be filed with the SEC on Form 8-K within 15 days after the initial delivery of the securities. While the financial and other data for the additional contracts will differ somewhat from the data below for the initial contracts, the characteristics of the contracts as a whole will not vary materially from the characteristics of the initial contracts described below.


                      COMPOSITION OF THE INITIAL CONTRACTS

 Aggregate principal balance...................................$338,222,112.16
 Number of contracts....................................................27,439
 Average principal balance outstanding..............................$12,326.33
 Average original amount financed...................................$12,444.81
 Original amount financed (range)........................1,205.45 to 74,998.95
 Weighted average APR...................................................14.89%
 APR (range)...................................................2.90% to 25.53%
 Weighted average original term.....................................57.25 mos.
 Original term (range)............................................7 to 72 mos.
 Weighted average remaining term....................................56.39 mos.
 Remaining term (range)...........................................5 to 72 mos.

                  DISTRIBUTION BY APRS OF THE INITIAL CONTRACTS

                                           NUMBER OF          % OF                              % OF INITIAL
                                            INITIAL         INITIAL          PRINCIPAL            CUT-OFF
    APR RANGE                              CONTRACTS       CONTRACTS          BALANCE           POOL BALANCE
    ---------                              ---------       ---------      ---------------       ------------
 0.000% to 7.000%......................         11           0.04%        $    203,529.19           0.06%
 7.001% to 8.000%......................        928           3.38           15,995,595.18           4.73
 8.001% to 9.000%......................      1,195           4.36           18,433,194.73           5.45
 9.001% to 10.000%.....................      1,394           5.08           20,405,205.03           6.03
10.001% to 11.000%.....................      1,221           4.45           16,909,053.14           5.00
11.001% to 12.000%.....................      1,260           4.59           16,531,874.55           4.89
12.001% to 13.000%.....................      1,465           5.34           19,144,798.89           5.66
13.001% to 14.000%.....................      1,992           7.26           25,498,255.15           7.54
14.001% to 15.000%.....................      2,587           9.43           33,573,054.27           9.93
15.001% to 16.000%.....................      3,007          10.96           37,724,898.75          11.15
16.001% to 17.000%.....................      3,145          11.46           37,844,284.90          11.19
17.001% to 18.000%.....................      2,938          10.71           33,174,318.47           9.81
18.001% to 19.000%.....................      1,904           6.94           20,843,044.15           6.16
19.001% to 20.000%.....................      1,545           5.63           15,981,411.01           4.73
20.001% to 21.000%.....................      1,706           6.22           17,036,298.37           5.04
21.001% and over.......................      1,141           4.16            8,923,296.38           2.64
          Totals.......................     27,439         100.00%*       $338,222,112.16         100.00%*

----------------
* Percentages may not add to 100% because of rounding.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS

                                    NUMBER OF          % OF                               % OF
                                     INITIAL         INITIAL          PRINCIPAL      INITIAL CUT-OFF
                                    CONTRACTS       CONTRACTS          BALANCE        POOL BALANCE
                                    ---------       ---------         ---------      ---------------
Alabama........................         909            3.31%      $ 11,440,388.55          3.38%
Arizona........................       1,036            3.78         12,370,574.78          3.66
California.....................       6,898           25.14         89,367,748.05         26.42
Colorado.......................         583            2.12          7,009,422.10          2.07
Delaware.......................         210            0.77          2,460,692.99          0.73
Florida........................       2,470            9.00         30,011,397.58          8.87
Georgia........................       1,751            6.38         21,983,143.27          6.50
Idaho..........................         286            1.04          3,228,859.39          0.95
Illinois.......................       1,532            5.58         18,669,824.13          5.52
Indiana........................         576            2.10          6,637,757.02          1.96
Iowa...........................         135            0.49          1,557,678.09          0.46
Kentucky.......................         296            1.08          3,392,159.22          1.00
Maryland.......................       1,296            4.72         16,630,418.57          4.92
Michigan.......................       1,467            5.35         17,339,861.05          5.13
Minnesota......................          80            0.29            905,063.28          0.27
Mississippi....................          38            0.14            553,282.05          0.16
Missouri.......................         140            0.51          1,556,035.75          0.46
Montana........................          10            0.04            111,379.79          0.03
Nevada.........................         763            2.78          9,248,869.72          2.73
New Jersey.....................       1,607            5.86         19,660,785.59          5.81
North Carolina.................         989            3.60         12,754,840.19          3.77
Ohio...........................           1            0.00              7,205.49          0.00
Oklahoma.......................         185            0.67          2,169,553.00          0.64
Oregon.........................         737            2.69          7,929,134.18          2.34
South Carolina.................         531            1.94          6,282,564.53          1.86
Tennessee......................         506            1.84          6,471,028.61          1.91
Texas..........................         595            2.17          7,633,708.59          2.26
Utah...........................          45            0.16            575,449.39          0.17
Virginia.......................         795            2.90          9,928,850.73          2.94
Washington.....................         972            3.54         10,334,436.48          3.06
          Totals...............      27,439          100.00%*     $338,222,112.16        100.00%*

----------------
* Percentages may not add to 100% because of rounding.

                      DELINQUENCY AND LOAN LOSS INFORMATION

DELINQUENCY AND LOAN LOSS INFORMATION

         The following tables set forth information with respect to the experience of Onyx relating to delinquencies, loan losses and recoveries for the portfolio of motor vehicle contracts owned and serviced by Onyx on an annual basis commencing December 31, 1996. The tables include delinquency information relating to those motor vehicle contracts that were purchased, originated, sold and serviced by Onyx. All of the motor vehicle contracts were originally purchased by Onyx from dealers, or originated by Onyx, a subsidiary of Onyx, or others, in accordance with credit underwriting criteria established by Onyx. In February 1994, Onyx commenced its operations as a purchaser and servicer of motor vehicle retail installment sales contracts. Thus, Onyx has historical performance for only a limited time period with respect to the motor vehicle contracts it purchases and originates and thus delinquencies and loan losses may increase from existing levels in the portfolio with the passage of time. Delinquency and loan loss experience may be influenced by a variety of economic, social and other factors.

         DELINQUENCY EXPERIENCE OF ONYX MOTOR VEHICLE CONTRACT PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                          AT DECEMBER 31,     AT DECEMBER 31,       AT DECEMBER 31,      AT SEPTEMBER 30,        AT SEPTEMBER 30,
                                1996                1997                 1998                  1998                    1999
                         ----------------    ----------------     -----------------     ------------------      -------------------
                          AMOUNT      NO      AMOUNT      NO       AMOUNT       NO       AMOUNT        NO        AMOUNT        NO
                         --------    ----    --------    ----     --------     ----     --------      ----      --------      ----
Servicing portfolio .... $400,665   38,275   $757,277   73,502   $1,345,961   131,862   $1,176,153   115,151   $1,924,881   189,062
Delinquencies
  30-59 days(1)(2) ..... $  5,022      478   $ 11,902    1,211   $   26,410     2,766   $   15,565     1,643   $   29,324     3,067
  60-89 days(1)(2) ..... $  1,816      162   $  3,370      346   $    6,876       691   $    4,114       413   $   11,219     1,141
  90+ days(1)(2) ....... $  1,279      111   $  3,743      316   $    4,790       455   $    4,103       383   $   10,992     1,068
Total delinquencies
  as a percent of
  servicing portfolio...     2.03%    1.96%      2.51%    2.55%        2.83%     2.97%        2.02%     2.12%        2.68%     2.79%

----------

(1) Delinquencies include principal amounts only, net of repossessed inventory. Repossessed inventory as a percent of the servicing portfolio was 0.48%, 1.17% and 0.62% at December 31, 1996, 1997 and 1998, respectively, and 0.65% and 0.68% at September 30, 1998 and 1999, respectively.

(2) The period of delinquency is based on the number of days payments are contractually past due.

          LOAN LOSS EXPERIENCE OF ONYX MOTOR VEHICLE CONTRACT PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                                                     NINE MONTHS ENDED
                                               YEAR ENDED DECEMBER 31,                 SEPTEMBER 30,
                                         ------------------------------------     -----------------------
                                           1996         1997          1998           1998         1999
                                         --------     --------     ----------     ----------   ----------
Number of Motor Vehicle Contracts
 outstanding..........................     38,275       73,502        131,862        115,151      189,062
Period end outstanding................   $400,665     $757,277     $1,345,961     $1,176,153   $1,924,881
Average outstanding...................   $311,340     $563,343     $1,023,237     $  945,077   $1,629,779
Number of gross charge-offs...........        987        2,161          3,761          2,740        4,508
Gross charge-offs.....................   $  5,789.2   $ 13,076.1   $   20,639.9   $   14,827   $   24,528
Net charge-offs(1)....................   $  5,066.1   $ 11,433.9   $   17,618.4   $   12,576   $   21,373
Net charge-offs as a percent of
  average outstanding.................       1.63%        2.03%          1.72%          1.77%        1.75%

----------

(1) Net charge-offs are gross charge-offs minus recoveries on motor vehicle contracts previously charged off.